UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

PLIANT THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39303	47-4272481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Littlefield Avenue,
South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 481-6770

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 26, 2023, Pliant Therapeutics, Inc. (the “Company”) announced positive data from INTEGRIS-PSC, a Phase 2a clinical trial of bexotegrast in patients with primary sclerosing cholangitis and suspected moderate to severe liver fibrosis. The trial met its primary and secondary endpoints demonstrating that bexotegrast was well tolerated over a 12-week treatment period and its plasma concentrations increased with dose. The trial’s exploratory efficacy endpoints assessed changes in the liver fibrosis markers, Enhanced Liver Fibrosis (“ELF”) score and PRO-C3 levels, as well as liver biochemistry and magnetic resonance imaging of the liver. Results at the initial three doses tested showed bexotegrast reduced both ELF scores and PRO-C3 levels at Week 12 at all doses relative to placebo with statistically significant differences at the 160 mg dose relative to placebo at Week 12. Patients also showed stabilization of liver chemistry, including a dose-dependent trend in reduction of alkaline phosphatase levels, relative to placebo at Week 12. In addition, preliminary MRI imaging results suggest improved hepatocyte function and bile flow with bexotegrast 160 mg. A copy of the Company’s press release, titled “Pliant Therapeutics Announces Positive Safety and Exploratory Efficacy Data from Phase 2a INTEGRIS-PSC Clinical Trial of Bexotegrast in Patients with Primary Sclerosing Cholangitis and Suspected Liver Fibrosis,” is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 26, 2023, titled “Pliant Therapeutics Announces Positive Safety and Exploratory Efficacy Data from Phase 2a INTEGRIS-PSC Clinical Trial of Bexotegrast in Patients with Primary Sclerosing Cholangitis and Suspected Liver Fibrosis.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT THERAPEUTICS, INC.

Date: September 26, 2023	By:	/s/ Keith Cummings
Keith Cummings, M.D., MBA
Chief Financial Officer